UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2015
BLYTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s Telephone Number, including Area Code (203) 661-1926
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.05.    Costs Associated With Exit or Disposal Activities.

PartyLite has in recent years manufactured substantially all of its candles at its facilities in Batavia, Illinois and Cumbria, United Kingdom. On January 13, 2015, as part of our efforts to centralize some of PartyLite’s operations and reduce duplication of functions, our Board of Directors approved PartyLite’s creation of a “Global Center of Excellence” in Batavia and the closing of its Cumbria manufacturing facility commencing in the first quarter of 2015.
We estimate that closing PartyLite’s Cumbria facility will result in total annualized savings of $8.0 million, or $40.0 million over the next five years. In addition, we estimate that we will incur pre-tax one-time and transitional costs of $6.0 million in the first half of 2015, composed of $2.6 million to shut down the Cumbria facility (including severance costs and equipment removal), $1.2 million for continued overhead at Cumbria while manufacturing is transitioned to Batavia, $1.0 million of capital expenditures and $1.2 million of miscellaneous costs (e.g., equipment upgrades). We do not anticipate that there will be any further material future cash expenditures associated with the closure of the Cumbria manufacturing facility.
Item 2.06.    Material Impairments.
As disclosed in Item 2.05 above, on January 13, 2015 our Board approved the closure of PartyLite’s Cumbria facility. This closing is expected to result in a charge of $2.0 million for the asset write-down of PartyLite’s Cumbria facility. To the extent required to be provided in this Item 2.06, the information set forth in Item 2.05 of this Current Report on Form 8-K is incorporated herein by reference.
* * * * *
Statements contained in this Current Report on Form 8-K that relate to our anticipated savings, costs and impairment are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  We undertake no duty to update any statement in light of new information or future events except as required by applicable law.  For further information regarding risks and uncertainties associated with our business, please refer to the “Risk Factors” section of our filings with the Securities and Exchange Commission, including, but not limited to, our latest Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: January 20, 2015	By: /s/ Michael S. Novins
Name: Michael S. Novins Title: Vice President and General Counsel